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                                  EXHIBIT 10.1

                    MODIFICATION AND REAFFIRMATION AGREEMENT


         THIS MODIFICATION AND REAFFIRMATION AGREEMENT (this "Modification Agreement") is made and entered into as of the 12th day of March, 1998, by and between PAGEMART WIRELESS, INC., a Delaware corporation and successor in interest by merger to PAGEMART, INC.("Maker"), and GLENAYRE ELECTRONICS, INC., a Colorado corporation ("Glenayre").

Statement of Purpose

         Maker and Glenayre have previously entered into a Promissory Note and Security Agreement dated as of March 21, 1997 (the "Note"), providing for the extension of certain purchase money financing by Glenayre to Maker in the maximum principal amount of up to $30,000,000. Except as otherwise provided herein, all capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Note.

         The Note has previously been supplemented by various Schedules in accordance with the terms of the Note and, as of the date hereof, pursuant to the terms of the Note and the Schedules, Maker owes Glenayre an amount equal to $20,766,396.40 (the "Existing Glenayre Indebtedness"), of which $20,686,371.80 is unpaid principal and $80,024.60 is accrued but unpaid interest.

         Maker now desires, in accordance with the terms of Section 1.2 of the Note, to prepay in full the Existing Glenayre Indebtedness but, in connection therewith has requested certain modifications and amendments to the Note, including, without limitation, the right to obtain additional purchase money financing from Glenayre in an aggregate amount not to exceed the Commitment during the period from September 1, 1998 through and including December 31, 2000 pursuant to the terms of the Note, and Glenayre has agreed to such modifications in accordance with the terms hereof, subject to the terms and conditions contained herein.

         In furtherance of the foregoing, Maker and Glenayre have agreed to modify and amend the terms of the Note, all as more particularly described herein.

         NOW, THEREFORE, for and in consideration of the premises, the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker and Glenayre hereby agree as follows:

         1. EFFECT OF MODIFICATION AGREEMENT. This Modification Agreement shall modify and amend the Note as set forth or provided for herein. Except as expressly modified hereby or by those other documents, agreements and instruments referred to herein, the Note and the other documents executed or delivered in connection herewith or therewith, including without limitation each representation, warranty and covenant contained herein or therein, shall be and remain in full force and effect.

         2. PURPOSE OF MODIFICATION. The purpose of this modification is to (i) provide for the right for Maker to obtain, after payment in full of the Existing Glenayre Indebtedness and compliance by Maker with each of the terms and conditions of the Note and this Modification Agreement, additional purchase money financing from Glenayre in an aggregate amount not to exceed the Commitment during the period from September 1, 1998 through and including December 31, 2000, and (ii) make certain additional changes to the Agreement, as set forth herein and subject to the terms hereof.

         3. AMENDMENTS TO NOTE. In furtherance of the foregoing, the Note is hereby amended as follows:


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         (a) The term "Maturity Date" contained in Section 9 of the Note is hereby deleted in its entirety and the following definition is inserted in lieu thereof:

         " 'Maturity Date' means, with respect to advances reflected on each Schedule, that date which is five (5) years from the date of such Schedule, provided that all Schedules commence no later than December 31, 2000."

         (b) The term "Note" contained in Section 9 of the Note is hereby deleted in its entirety and the following definition is inserted in lieu thereof:

         " 'Note' means the Promissory Note and Security Agreement dated as of March 21, 1997 made by Maker to the order of Glenayre, as amended by this Modification Agreement and as it may be further modified, amended, restated or supplemented from time to time."

         (c) The term "Schedule" contained in Section 9 of the Note is hereby deleted in its entirety and the following definition is inserted in lieu thereof:

         " 'Schedule' means documentation evidencing (i) purchases by Maker from Glenayre during the period from September 1, 1998 through and including December 31, 2000 and (ii) the Interest Rate, payments and amortization of principal amount applicable for such purchases."

         (d) The following new definition shall be added to Section 9 of the
Note in the appropriate alphabetical order:

         " 'Modification Agreement' means the Modification and Reaffirmation Agreement dated as of March 12, 1998 between Maker and Glenayre."

         (e) The Schedules executed prior to the date of the Modification Agreement shall be of no further force or effect.

         (f) The amount in Section 6.11 (a) is modified from $500,000 to $5,000,000.

         (g) The following phrase is added to Section 7.3 (b) after "dated May 22, 1995" and before";":

         "as amended, restated, refinanced or replaced from time to time; "

         (h) The following Subsidiaries are added to Schedule_7.3(c):

         PageMart de Colombia, Ltd.
         PageMart de Venezuela, C.A.
         PageMart California, Inc.
         PageMart Virginia, Inc.

         (i) Maker shall not be entitled to obtain any financing from Glenayre except during the period from September 1, 1998 through and including December 31, 2000, and then only in accordance with, and as permitted under, the terms of the Note.

         4. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES, ETC. Except as modified herein, the Note remains in full force and effect, and Maker hereby expressly represents and warrants that all covenants, representations and warranties specified in the Note, as amended and modified by this Modification Agreement, are true and correct as of this date.

         5. NO DEFENSES. Maker hereby acknowledges and affirms that it has no defenses, legal or equitable, to the validity and enforceability of the Note, or, except as otherwise expressly set forth herein with


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respect to the Schedules executed prior to the date hereof, any other document or instrument executed or delivered in connection therewith.

         6. CONDITIONS PRECEDENT. Glenayre's obligations hereunder are subject to the following conditions precedent, all of which must be satisfied prior to the execution and delivery hereof by Glenayre:

         (a) Modification Documents. This Modification Agreement, shall be duly executed and delivered and in form and substance satisfactory to Glenayre.

         (b) Status and Authority of Borrower and Guarantors. Maker shall, if requested by Glenayre, furnish or cause to be furnished to Glenayre a certified document in form and substance satisfactory to Glenayre (collectively, the "Certificate and Resolution") evidencing the power and authority of Maker to execute and deliver this Modification Agreement and to perform the terms and provisions of the Note, as amended and modified by this Modification Agreement.

         (c) Payoff of Existing Glenayre Indebtedness. Maker shall have caused the Existing Glenayre Indebtedness to be paid in full to Glenayre, in accordance with Glenayre's instructions, in immediately available funds in Charlotte, North Carolina.

         7. REPRESENTATIONS AND WARRANTIES. Maker hereby further represents and warrants to Glenayre as follows:

         (a) Power and Authority; Enforceability. Maker has the power and authority to execute and deliver this Modification Agreement and to perform the terms and conditions of the Note, as amended and modified by this Modification Agreement. The execution and delivery of this Modification Agreement by Maker and the performance of the Note, as amended and modified by this Modification Agreement, do not and will not violate any law, rule or regulation, or constitute a breach of the articles, bylaws or corporate resolutions of Maker or any agreement to which Maker is a party or by which its assets are bound. The Note, as amended and modified by this Modification Agreement, constitutes the legal, valid and binding obligation of Maker enforceable in accordance with its terms.

         (b) No Default or Event of Default. There is no Default or Event of Default under the Note, as amended and modified by this Modification Agreement, and Maker is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any other document or instrument executed or delivered in connection herewith or therewith.

         (c) Representations. The representations and warranties of Maker to Glenayre contained herein, in the Note as modified by this Modification Agreement, and in any other document, agreement or instrument executed or delivered by Maker in connection therewith are true and not misleading in all material respects, except as otherwise disclosed in writing to Glenayre and approved by Glenayre prior to the date hereof.

         8. RELEASE OF SECURITY INTERESTS. Glenayre hereby releases the Collateral existing on the date of this Modification Agreement from all security interests, liens and encumbrances, and all rights in such Collateral revert to Maker. Glenayre shall promptly execute and deliver to Maker such UCC-3 forms and such other release or termination documents as may be required to evidence this release in the public records where evidence of such security interests, liens or encumbrances have been filed.



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         IN WITNESS WHEREOF, Maker and Glenayre have caused this Modification
Agreement to be duly executed and delivered under seal by their duly authorized officers, all as of the day and year first above written.

[CORPORATE SEAL]                             PAGEMART WIRELESS, INC.,
                                             a Delaware corporation

ATTEST:

By: /s/ Frederick G. Anderson                By: /s/ Clay Myers
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Name: Frederick G. Anderson                  Name: G. Clay Myers
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Title: V.P., General Counsel & Secretary     Title: V.P. Finance & CFO
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[CORPORATE SEAL]                             GLENAYRE ELECTRONICS, INC.,

ATTEST:


By: /s/ Billy G. Layton                      By: /s/ Mary T. Velenta
   -------------------------------------        --------------------------------
Name: Billy G. Layton                        Name: Mary T. Velenta
     -----------------------------------          ------------------------------
Title: Assistant Secretary                   Title: V.P and Treasurer
      ----------------------------------           -----------------------------